Exhibit 10.4

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 23, 2022 (this “Second Amendment”), is entered into among EVERGREEN ACQCO 1 LP, a Delaware limited partnership (the “US Borrower”), VALUE VILLAGE CANADA INC., a British Columbia corporation (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), S-EVERGREEN HOLDING CORP., a Delaware corporation (“Holdings”), EVERGREEN ACQCO GP LLC, a Delaware limited liability company (“Holdings GP”), the other Guarantors party hereto, KKR LOAN ADMINISTRATION SERVICES LLC, as Administrative Agent and Collateral Agent, and the lenders listed as 2022 Incremental Revolving Lenders on the signature pages hereto (the “2022 Incremental Revolving Lenders”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, Holdings, Holdings GP, the Administrative Agent, the Collateral Agent, the Lenders from time to time party thereto and the other parties party thereto have entered into that certain Credit Agreement, dated as of April 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including pursuant to the First Amendment to Credit Agreement, dated as of November 8, 2021, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Second Amendment, the “Credit Agreement”).

WHEREAS, pursuant to and in accordance with Section 2.16 of the Credit Agreement, the Borrowers, Holdings, Holdings GP, the Administrative Agent, the 2022 Incremental Revolving Lenders and each other party hereto wish to amend the Existing Credit Agreement to enable the US Borrower to establish an Incremental Revolving Facility in an aggregate principal amount of $15,000,000 (the “2022 Incremental Revolving Facility” and Incremental Revolving Loans in respect thereof, the “2022 Incremental Revolving Loans” and the Incremental Revolving Loan Commitments in respect thereof, the “2022 Incremental Revolving Commitments”), which will form the same Class of Revolving Loans as the existing Revolving Loans under the Credit Agreement.

WHEREAS, subject to the terms and conditions set forth herein, each 2022 Incremental Revolving Lender is prepared to provide, severally and not jointly, a 2022 Incremental Revolving Commitment in an aggregate principal amount for such 2022 Incremental Term Lender equal to its 2022 Incremental Revolving Commitment set forth on Schedule 1 hereto.

WHEREAS, the proceeds of the 2022 Incremental Revolving Loans made hereunder will be used by the US Borrower in accordance with Section 6.16 of the Credit Agreement for general corporate purposes and working capital of the Borrowers and the Restricted Subsidiaries.

WHEREAS, as contemplated by Section 2.16 of the Credit Agreement, (a) the parties hereto have agreed, subject to the satisfaction or waiver of the conditions precedent set forth in Section 7 hereof, to amend certain terms of the Existing Credit Agreement as hereinafter provided to give effect to the establishment of the 2022 Incremental Revolving Commitments and (b) this Second Amendment shall constitute an “Incremental Amendment” under the Credit Agreement.

WHEREAS, the Borrowers and the Administrative Agent have made an Early-Opt-In Election (as defined in the Existing Credit Agreement) pursuant to Section 3.09 of the Existing Credit Agreement and have notified the Lenders thereof.

WHEREAS, the Administrative Agent has determined that certain Benchmark Replacement Conforming Changes (as defined in the Existing Credit Agreement) are required pursuant to Section 3.09(c) of the Existing Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1. RULES OF CONSTRUCTION. The rules of construction specified in Sections 1.02 through 1.09 of the Credit Agreement shall apply to this Second Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2. 2022 INCREMENTAL REVOLVING COMMITMENTS.

(a) Pursuant to Section 2.16 of the Credit Agreement, each 2022 Incremental Revolving Lender, severally and not jointly, agrees on the Second Amendment Effective Date, upon the satisfaction or waiver of the conditions in Section 7 of this Second Amendment, to establish 2022 Incremental Revolving Commitments in a principal amount not to exceed its respective 2022 Incremental Revolving Commitment, in accordance with this Second Amendment and the Credit Agreement. The aggregate amount of the 2022 Incremental Revolving Commitments on the Second Amendment Effective Date is $15,000,000.

(b) The 2022 Incremental Revolving Commitments shall constitute “Revolving Commitments” for all purposes under the Credit Agreement and the other Loan Documents.

(c) If and when 2022 Incremental Revolving Loans are incurred under the 2022 Incremental Revolving Commitment, such 2022 Incremental Revolving Loans (i) shall be treated and deemed to constitute the same Class as the Revolving Loans for all purposes of the Credit Agreement and each other Loan Document, (ii) the terms and provisions of the 2022 Incremental Revolving Loans shall be identical to those of the existing Class of Revolving Loans outstanding on the date hereof as set forth in the Existing Credit Agreement, including, without limitation, Section 2.10 of the Credit Agreement and the Applicable Rate and (iii) the 2022 Incremental Revolving Loans shall (and all Revolving Loans incurred pursuant to such 2022 Incremental Revolving Commitments shall) rank pari passu in right of payment and of security with the existing Revolving Commitments and Revolving Loans.

(d) Upon the Second Amendment Effective Date, the Administrative Agent, the Borrowers, the 2022 Incremental Revolving Lenders and the other Revolving Lenders shall take the actions and make the adjustments, reductions, repayments and reallocations (as applicable) contemplated by Section 2.16(i) of the Credit Agreement and the Revolving Commitments portion of Schedule 2.01 to the Credit Agreement shall be revised and replaced with Schedule 2.01 attached to this Second Amendment.

(e) The 2022 Incremental Revolving Lenders, the Administrative Agent and the Loan Parties party hereto agree that this Second Amendment shall constitute an “Incremental Amendment” pursuant to and in accordance with Section 2.16 of the Credit Agreement

(f) The 2022 Incremental Revolving Lenders, the Administrative Agent and the Loan Parties party hereto agree that the 2022 Incremental Revolving Facility and the 2022 Incremental Revolving Loans shall constitute an “Incremental Revolving Facility” and “Incremental Revolving Loans,” respectively, pursuant to and in accordance with Section 2.16 of the Credit Agreement.

SECTION 3. TERM SOFR TRANSITION(g) . Pursuant to Section 3.09(b) of the Existing Credit Agreement, a copy of the Amended Credit Agreement (as defined below) has been made available to Lenders via DebtDomain on November 15, 2022 at 10:12 a.m. New York time (the “Notice Date”). As of the date hereof, which is the sixth Business Day after the Notice Date, the Administrative Agent has not received any written notice of objection to the amendments contemplated by the Amended Credit Agreement from Lenders comprising the Required Lenders. As a result (i) Term SOFR will replace the Eurodollar Rate for all purposes under the Credit Agreement and under any Loan Document and (ii) Benchmark Replacement Conforming Changes (as defined in the Existing Credit Agreement) will be implemented on the Second Amendment Effective Date as contemplated in this Second Amendment.

SECTION 4. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 7 hereof, the Existing Credit Agreement is hereby amended on the Second Amendment Effective Date by inserting the language indicated in double underlined text (indicated textually in the same manner as the following example: underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Exhibit A hereto.

SECTION 5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Second Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement as modified hereby, (iii) each 2022 Incremental Revolving Lender shall constitute a “Lender” under and as defined in the Credit Agreement, (iv) the 2022 Incremental Revolving Commitments shall constitute a “Revolving Commitment,” under and as defined in the Credit Agreement and (v) each reference to a “Revolving Loan” or “Revolving Loans” in the Loan Documents shall be deemed to include the 2022 Incremental Revolving Loans, each reference to a “Revolving Commitment” or “Revolving Commitments” in the Loan Documents shall be deemed to include the 2022 Incremental Revolving Commitments and each reference to “Revolving Lender” or “Revolving Lenders” in the Loan Documents shall be deemed to include the 2022 Incremental Revolving Lenders, and the definition of the terms “Revolving Loan” and “Revolving Lender” in Section 1 of the Credit Agreement shall be deemed modified to include the 2022 Incremental Revolving Loans and 2022 Incremental Revolving Lenders. On and after the effectiveness of this Second Amendment, this Second Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 6. REPRESENTATIONS & WARRANTIES. The Borrowers hereby represent and warrant to the 2022 Incremental Revolving Lenders and the Administrative Agent on and as of the Second Amendment Effective Date, that:

(a) no Event of Default has occurred and is continuing or would result immediately after giving effect to the transactions contemplated by the Second Amendment; and

(b) the representations and warranties in the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects), immediately prior to, and after giving effect to, the incurrence of the 2022 Incremental Revolving Facility except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects).

SECTION 7. CONDITIONS PRECEDENT. This Second Amendment shall become effective as of the first date (the “Second Amendment Effective Date”) when the conditions set forth in this Section 7 shall have been satisfied (or waived by the 2022 Incremental Revolving Lenders in accordance with the Credit Agreement):

(a) Amendment Documents. The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Administrative Agent and the 2022 Incremental Revolving Lenders:

(i) counterparts of this Second Amendment executed by the Borrowers, Holdings, Holdings GP, each other Loan Party, the Administrative Agent and the 2022 Incremental Revolving Lenders;

(ii) (A) certificates of good standing from the secretary of state or other applicable office of the state of organization or formation or provincial or territorial or Canadian federal corporate registry of the Borrowers and each other Loan Party (including Holdings and Holdings GP), (B) resolutions or other applicable action of each Loan Party, (C) an incumbency certificate and/or other certificate of Responsible Officers of each Loan Party, in each case evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment and the other Loan Documents to which it is a party or is to be a party on the Second Amendment Effective Date, and (D) a certificate of a Responsible Officer of the US Borrower that the conditions specified in clause (b) below have been satisfied or (to the extent applicable) will be satisfied promptly upon the effectiveness of this Second Amendment;

(iii) an opinion from (A) Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel to the Loan Parties (or certain of the Loan Parties), with respect to matters of New York law and certain aspects of Delaware law; (B) Perkins Coie LLP, with respect to matters of Washington law and (C) Osler, Hoskin & Harcourt LLP, with respect to matters of Canadian law;

(iv) a certificate from the chief financial officer or other officer with equivalent duties of the US Borrower as to the Solvency (after giving effect to the transactions contemplated by the Second Amendment) of the Borrowers and their Subsidiaries) substantially in the form attached hereto as Exhibit I to the Credit Agreement; and

(v) a reaffirmation of the security interests granted pursuant to each Collateral Document by the Canadian Subsidiaries, signed by the Canadian Subsidiaries.

(b) Representations and Warranties. The representations and warranties in Section 6 hereof shall be true and correct as of the Second Amendment Effective Date. The Administrative Agent shall have received a customary closing certificate, in form and substance reasonably satisfactory to the Administrative Agent and the 2022 Incremental Revolving Lenders, dated as of the Second Amendment Effective Date and signed by a Responsible Officer of the US Borrower, certifying the foregoing.

(c) Incremental Amount Certificate. A certificate signed by a Responsible Officer of the US Borrower certifying, in form and substance reasonably satisfactory to the Administrative Agent and the 2022 Incremental Revolving Lenders, a calculation detailing the incurrence of the 2022 Incremental Revolving Commitment under Section 2.16(c) of the Credit Agreement.

(d) Fees and Expenses. All fees and expenses required to be paid hereunder on the Second Amendment Effective Date (including, without limitation, pursuant to that certain Second Amendment Fee Letter, dated as of the date hereof, among the Borrowers and PNC Bank, National Association, in its capacity as a 2022 Incremental Revolving Lender) and, with respect to expenses and legal fees, to the extent invoiced in reasonable detail at least two Business Days before the Second Amendment Effective Date (except as otherwise reasonably agreed to by the US Borrower) shall have been paid in full in cash.

(e) KYC. The 2022 Incremental Revolving Lenders shall have received at least three Business Days prior to the Second Amendment Effective Date (i) all documentation and other information about the Loan Parties required in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and Canadian AML Legislation, and (ii) to the extent either Borrower qualifies as a “legal entity customer” a customary FinCEN beneficial ownership certificate, that in each case has been requested in writing at least five (5) Business Days prior to the Second Amendment Effective Date.

SECTION 8. REAFFIRMATION.

By executing and delivering a copy hereof, (i) the Borrowers and each other Loan Party hereby (A) agrees that all Loans (including, without limitation, the 2022 Incremental Revolving Loans made available on or after the Second Amendment Effective Date) shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof and (ii) the Borrowers and each other Loan Party hereby (A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, (B) agrees that, notwithstanding the effectiveness of this Second Amendment, after giving effect to this Second Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties (including, without limitation, the 2022 Incremental Revolving Lenders) continue to be in full force and effect and (C) affirms, acknowledges and confirms its guarantee of obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations under the Credit Agreement, in each case after giving effect to this Second Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby, including the 2022 Incremental Revolving Loans (including, without limitation, the Obligations with respect to the 2022 Incremental Revolving Loans), in each case after giving effect to this Second Amendment.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a) Amendments. No amendment or waiver of any provision of this Second Amendment shall be effective unless in writing signed by each party hereto and as otherwise required by Section 11.01 of the Credit Agreement.

(b) Ratification. This Second Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(c) No Novation; Effect of this Second Amendment. This Second Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Second Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Second Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings, Holdings GP or any Borrower under the Credit Agreement or any Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Second Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Second Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Guarantor further agrees that nothing in the Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement. This Second Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(d) GOVERNING LAW; SUBMISSION TO JURISDICTION, ETC. SECTIONS 11.15 (GOVERNING LAW) AND 11.16 (WAIVER OF RIGHT TO TRIAL BY JURY) OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

(e) Severability. Section 11.14 (Severability) of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(f) Counterparts; Effectiveness. This Second Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Second Amendment by telecopy or other electronic imaging (including in pdf. or .tif format) means shall be effective as delivery of a manually executed counterpart of this Second Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof.

(g) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect

(h) Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Second Amendment or any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Second Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

S-EVERGREEN HOLDING CORP., as Holdings

By:	/s/ Mark Walsh
Name: Mark Walsh
Title: President

EVERGREEN ACQCO GP LLC, as Holdings GP

By:	/s/ Mark Walsh
Name: Mark Walsh
Title: Chief Executive Officer and President

EVERGREEN ACQCO 1 LP, as the US Borrower

By: Evergreen AcqCoGP LLC, its general partner

By:	/s/ Mark Walsh
Name: Mark Walsh
Title: Chief Executive Officer and President

VALUE VILLAGE CANADA INC., as the Canadian Borrower

By:	/s/ Mark Walsh
Name: Mark Walsh
Title: Chief Executive Officer and President

EVERGREEN ACQCO 2 INC.
SAVERS RECYCLING, INC.

By:	/s/ Mark Walsh
Name: Mark Walsh
Title: President

[Signature Page to Second Amendment to Credit Agreement]

TVI, INC.
VALUE VILLAGE RECYCLING, ULC
VALUE VILLAGE STORES 2ND AVE. LLC
THRIFT ACQUISITION, INC.
THRIFT INTERMEDIATE HOLDINGS I, INC.
THRIFT INTERMEDIATE HOLDINGS II, INC.
VILLAGE ECONOMY STORES, INC.
RLJNJ, INC.
VILLAGE THRIFT STORES, INC.
NARBERTH GREENDROP, LLC
RCR REALTY MANAGEMENT LLC
TAILING PERMIT LLC
GREENDROP REALTY LLC
GREENDROP TRUCKING LLC
GREENDROP, LLC
KENSINGTON PARTNERS L.P.

By:	/s/ Mark Walsh
Name: Mark Walsh
Title: Chief Executive Officer and President

[Signature Page to Second Amendment to Credit Agreement]

KKR LOAN ADMINISTRATIVE SERVICES LLC, as Administrative Agent

By:	/s/ John Knox
Name:	John Knox
Title:	CFO

[Signature Page to Second Amendment to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a 2022 Incremental Revolving Lender

By:	/s/ Steve Roberts
Name:	Steve Roberts
Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

SCHEDULE 1

2022 Incremental Revolving Commitments

2022 Incremental Revolving Lender	2022 Incremental Revolving Commitment	Applicable Percentage
PNC BANK, NATIONAL ASSOCIATION	$15,000,000.00	100.00%

Total	$15,000,000.00	100.00%

SCHEDULE 2.01

REVOLVING COMMITMENTS

Lender	Revolving Commitment
PNC Bank, National Association	$75,000,000.00

Total	$75,000,000.00